Exhibit 10.19

Christopher I. Halliday.

Partner

+1.215.963.5337

christopher.halliday@morganlewis.com

September [    ], 2019

IP Opinion

Dear Sir or Madam:

We have acted as intellectual property counsel to Shuttle Pharmaceuticals, Inc., (the “Company”) with respect to the U.S. patents and U.S. patent applications and PCT applications owned or co-owned by the Company that were or are being prosecuted by us on behalf of the Company, as listed in Exhibit A (the “Company Patents”), and the in-licensed U.S. patent, as listed in Exhibit B (the “Licensed Patent”) (collectively referred to herein as the “Patent Matters”). We are rendering this opinion in connection with the sale by the Company of             shares of its common stock pursuant to the Underwriting Agreement dated           , (the “Agreement”), by and among the Company and the underwriters listed on Schedule          thereto (the “Underwriters”). Except as otherwise defined herein, capitalized terms used have the respective meanings given to them in the Agreement.

In connection with this opinion, unless stated otherwise herein, we have limited our review to the following documents: (i) the chain of title of the Patent Matters, (ii) our prosecution files pertaining to the Company Patents, and (iii) freedom to operate search conducted by Science IP as shown in Exhibit C.

As to certain factual matters, we have relied upon a certificate of an officer of the Company and have not sought independently to verify such matters. Where we render an opinion “to our knowledge” or concerning an item “known to us” or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys currently with this firm who have directly performed substantive legal services for the Company in connection with the prosecution of the Company Patents, (ii) receipt of a certificate executed by an officer of the Company covering such matters and (iii) such other investigation, if any, that we specifically set forth herein. We have conducted no further investigation.

Morgan, Lewis & Bockius llp

1701 Market Street
Philadelphia, PA 19103-2921	+1.215.963.5000
United States	+1.215.963.5001

With regard to our opinion in paragraph (ii) below, we have relied on the results of searches of the records of the USPTO relevant to the ownership of the U.S. Patents and Applications, which searches were conducted on or about August XX, 2019. On the basis of the foregoing, in reliance thereon and subject to the limitations and qualifications set forth herein, it is our opinion that to our knowledge:

i.	Exhibit A attached hereto sets forth an accurate list of the Company Patents for which we have acted as intellectual property counsel to the Company;

ii.	The Company is, according to the records of the USPTO, the sole assignee of record of the Company Patents except U.S. patent application no.: 15/512,496, which is co-owned by the Company. The Licensor is, according to the records of the USPTO, the sole assignee of record of the Licensed Patent. To our knowledge, there are no pending or threatened claims by a third party to any inventorship interest or ownership interest adverse to that of the Company in any of the Company Patents;

iii.	To our knowledge, with the exception of the USPTO’s review of pending patent applications in connection with the prosecution of such patent applications in the ordinary course, there is no post-grant proceeding, supplemental examination, derivation, inter partes review, interference, opposition, reissue, reexamination or other claim pending or overtly threatened in the United States challenging the rights of the Company in or to, or challenging the validity, enforceability or scope of, any of the Company Patents;

iv.	To our knowledge, while there can be no assurance that any of the U.S. Applications will issue as a patent, no information known to us to be “material to patentability” (as such term is defined in 37 C.F.R. § 1.56) has been withheld by us with intention to deceive the USPTO in connection with the prosecution of the Company Patents.

v.	To our knowledge, the Company has not received any claim of infringement of any United States patent held by any third party.

vi.	Based on searches using the patent number of the Patent Matters listed herein as a search inquiry or the Company name as a party in Docket Navigator litigation database (www.docketnavigator.com) as well as confirmation given by the Company, there are no disputes in respect of US patents listed in this opinion in the United Stated Federal District Courts, Patent Trial and Appeal Board of the United States Patent and Trademark Office, The United States International Trade Commission, and the United States Court of Appeals for the Federal Circuit.

vii.	We commissioned an independent search firm Science IP to conduct a freedom-to-operate (FTO) search of the published U.S. patents and applications and PCT applications in September 2018. After reviewing the search results, none of the issued patents or pending claims of the published patent applications we reviewed should pose a barrier to the manufacture, use, or sale of 1) IPdR (5-iodo-2-pyrimidinone-2’-deoxyribose) as a radiosensitizer for cancer therapy, 2) formulations comprising IPdR and thymidines phosphorylase inhibitors (TPI), 3) SP-1-161, 4) doranidazole, and 5) SP-2-225 in the United States. Review summary is attached as Exhibit C. Our conclusion was solely based on the FTO search conducted in September 2018 and we cannot guarantee that no no changes of claim scope have occurred or that no continuations have been filed in the intervening time.

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This letter is furnished, as of the date hereof, only to you in your capacity as the Buyer under the Agreement and is solely for your benefit in connection with the transaction of the Agreement. We assume no obligation to update such opinion to reflect any facts or circumstances which may hereinafter come to our attention or any changes in the law which may hereafter occur. This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or other entity for any purpose (including any person, firm or other entity that acquires the shares from you) without our prior written consent, which may be granted or withheld in our sole discretion.

This letter is limited to the matters expressly set forth in this letter, and no opinion has been implied, or may be inferred, beyond the matters expressly stated. This letter speaks only as to law and facts in effect or existing as of the date hereof and we undertake no obligation or responsibility to update or supplement this letter to reflect any facts or circumstances that may hereafter come to our attention or any changes in any law that may hereafter occur.

Sincerely,

MORGAN, LEWIS & BOCKIUS, LLP

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Exhibit A

Internal ID	Title	Application No.	Application Date	Patent No.	Patent Date

105441-5001-WO	Dual Function Molecules For Histone Deacetylase Inhibition And Ataxia Telangiectasia Mutated Activation And Methods Of Use Thereof	PCT/US2016/020573	03-Mar-2016

105441-5001-US	Dual Function Molecules For Histone Deacetylase Inhibition And Ataxia Telangiectasia Mutated Activation And Methods Of Use Thereof	14/636,736	03-Mar-2015	9,809,539	07-Nov-2017

105441-5001-US- 01	Dual Function Molecules For Histone Deacetylase Inhibition And Ataxia Telangiectasia Mutated Activation And Methods Of Use Thereof	15/555,386	01-Sep-2017

105441-5001-US-02	Dual Function Molecules For Histone Deacetylase Inhibition And Ataxia Telangiectasia Mutated Activation And Methods Of Use Thereof	15/804,746	06-Nov-2017

105441-5002-WO	Method And Compositions For Cancer Therapies That Include Delivery Of Halogenated Thymidines And Thymidine Phosphorylase Inhibitors In Combination With Radiation	PCT/US2018/012914	09-Jan-2018

105441-5002-US	Method And Compositions For Cancer Therapies That Include Delivery Of Halogenated Thymidines And Thymidines Phosphorylase Inhibitors In Combination With Radiation	16/475,999	03-Jul-2019

105441-5003-WO	Personalized Methods For Treating Disease By Radiosensitization	PCT/US2015/050860	18-Sept-2015

105441-5003-US	Personalized Methods For Treating Disease By Radiosensitization	15/512,496	17-Mar-2017

105441-5004-WO	Selective Histone Deacetylase Inhibitors For The Treatment Of Human Disease	PCT/US2018/012971	09-Jan-2018

105441-5004-US	Selective Histone Deacetylase Inhibitors For The Treatment Of Human Disease	16/476,006	03-Jul-2019

105441-5005-WO	Selective Histone Deacetylase Inhibitors For The Treatment Of Human Disease	PCT/US2019/012770	08-Jan-2019

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Exhibit B

Title	Application No.	PCT Application Date	Patent No.	Patent Date

Method For Producing 2-Nitroimidazole Derivative	12/522,926	17-Jan-2008	8,030,338	4-Oct-2011

Pharmaceutical Composition	13/365,785	16-April-2008	8,202,898	19-Jun-2012

Pharmaceutical Composition	12/598,044	16-April-2008	8,258,165	4-Sep-2012

Pharmaceutical Composition	13/365,723	16-April-2008	8,258,166	4-Sep-2012

Pharmaceutical Composition	13/362,545	17-Jan-2008	8,420,687	16-Apr-2013

Pharmaceutical Composition	13/362,527	17-Jan-2008	8,450,356	28-May-2013

Pharmaceutical Composition	12/523,067	17-Jan-2008	8,541,459	24-Sep-2013

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Exhibit C

FTO Analysis	Search Query	Notes

Use of IPdR as a radiosensitizer for cancer therapy

QUE (1(W) 2(W) DEOXY(W) (ALPHA OR BETA)(W) D(W) (ERYTHRO(W) PENTOFURANOSYL OR RIBOFURANOSYL)(W) 5(W) IODO(W) 2(1W) PYRIMIDINONE OR IPDR OR IODO(1W) PYRIMIDINONE(1W) DEOXYRIBOSE OR IODOPYRIMIDINONEDEOXYRIBOSE OR ROPIDOXURIDINE)

L4       QUE (RADIOSENSI? OR RADIO(W)SENSI? OR RADIOTHERAP? OR RADIOCHEMOTHERAP? OR CHEMORADIOTHERAP? OR (RADIATION OR RADIO OR RADIONUCL?)(5A) THERAP?)

No FTO issue identified

Formulations comprising IPdR and TPI

QUE (1(W) 2(W) DEOXY(W) (ALPHA OR

BETA)(W) D(W) (ERYTHRO(W) PENTOFURANOSYL OR RIBOFURANOSYL)(W) 5(W) IODO(W) 2(1W) PYRIMIDINONE OR IPDR OR IODO(1W) PYRIMIDINON E(1W) DEOXYRIBOSE OR IODOPYRIMIDINONEDEOXYRIBOSE OR ROPIDOXURID INE)

L4 QUE ((THYMIDINE(W) PHOSPHORYLASE OR THYMIDYLATE(W) SYNTHETASE)(5A) (ANTAGON? OR ANTI(W)AGONIS? OR ANTIAGON? OR INHIBIT OR INHIBITED OR INHIBITING OR INHIBITOR OR MODULATE OR MODULATED OR MODULATING OR MODULATOR)) L5 QUE (TIPIRACIL OR LONSURF OR MA(W) 1 OR MA1 OR TPI OR TAS(W)1(W)462 OR TAS1(W)462 OR TAS(W)102 OR TAS102) L6 QUE (“5 CHLORO 6 2 IMINO 1 PYRROLIDINYL METHYL 2 4 1H 3H PYRIMIDINEDIONE” OR “5 CHLORO 6 2 IMINO 1 PYRROLIDINYL METHYL 2 4 PYRIMIDINEDIONE”)

No FTO issue identified

SP-1-161		No FTO issue identified.

SP-2-225		No FTO issue identified.

Doranidazole		No FTO issue identified

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